                             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  reference to our firm under the captions  "Financial  Highlights"  and  "Independent  Registered
Public  Accounting  Firm" and to the use of our report dated May 26, 2005 included in this  Registration  Statement
(Form  N-1A  Nos.  333-106014  and  811-21370)  of  Oppenheimer  International  Large-Cap  Core Fund (the sole fund constituting the Oppenheimer International Large-Cap Core Trust).

                                                              /s/ ERNST & YOUNG LLP
                                                              ---------------------------------
                                                              ERNST & YOUNG LLP

New York, New York
August 22, 2005